                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

          FIFTH AMENDMENT, dated as of April 2, 1999 (this "AMENDMENT"), to the CREDIT AGREEMENT, dated as of October 2, 1997, as amended by the Global Amendment and Assignment and Acceptance, dated as of October 20, 1997, the Second Amendment, dated as of March 13, 1998, the Third Amendment, dated as of May 8, 1998, and the Fourth Amendment, dated as of September 25, 1998 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AXIOHM TRANSACTION SOLUTIONS, INC. (f/k/a DH Technology, Inc.), a California corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), LEHMAN BROTHERS INC., as arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacities, the "SYNDICATION AGENT"), and UNION BANK OF CALIFORNIA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT").



                                W I T N E S S E T H :


          WHEREAS, the Borrower, the Syndication Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement; and

          WHEREAS, the parties wish to amend the Credit Agreement to effectuate certain changes requested by the Borrower and the Administrative Agent, all as set forth in this Amendment;

          NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:


          SECTION 1.  DEFINITIONS.

          1.1 DEFINED TERMS. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.


          SECTION 2.  AMENDMENT OF CREDIT AGREEMENT.

          2.1  AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.

          (a) The following definition is hereby added to Section 1.1 of the Credit Agreement in its proper alphabetical order:

          "'FIFTH AMENDMENT EFFECTIVE DATE': the date on which the Fifth Amendment, dated as of April 2, 1999, to this Agreement became effective in accordance with the terms thereof."

          (b) The definition of the term "L/C Commitment" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:
          "'L/C COMMITMENT':  $5,000,000."

          (c) The definition of the term "Revolving Credit Commitment" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

          "'REVOLVING CREDIT COMMITMENT': as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A to the Disclosure Letter or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof; PROVIDED that, effective on and as of July 3, 1999, the Revolving Credit Commitment of each Lender shall equal the amount set forth under the heading "Revolving Credit Commitment as of July 3, 1999" opposite such Lender's name on Schedule 1.1A to the Disclosure Letter."

          (d) The definition of the term "Scheduled Revolving Credit Termination Date" is hereby amended by deleting the reference to the date "October 2, 2002" contained therein and replacing it with the date "February 1, 2001."

          (e) The definition of the term "Swing Line Commitment" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

          "'SWING LINE COMMITMENT': the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.23 in an aggregate principal amount at any one time outstanding not to exceed $3,214,286 and, effective on and as of July 3, 1999, $2,571,429."

          2.2 AMENDMENT TO SECTION 2.3(a) OF THE CREDIT AGREEMENT. Section 2.3(a) is hereby amended by deleting such Section 2.3(a) in its entirety and by substituting in lieu thereof the following:

          "(a) The Tranche A Term Loan of each Tranche A Lender shall mature in 13 consecutive quarterly installments, commencing on March 31, 1998, each of which shall be in an amount equal to such Lender's Tranche A Term Loan Percentage multiplied by the amount set forth below opposite such installment:

     Installment              Principal Amount
     -----------              ----------------
     March 31, 1998                 $700,000
     June 30, 1998                   700,000
     September 30, 1998              700,000
     December 31, 1998               700,000
     March 31, 1999                1,850,000
     June 30, 1999                 1,850,000
     September 30, 1999            1,850,000
     December 31, 1999             1,850,000
     March 31, 2000                1,850,000
     June 30, 2000                 1,850,000
     September 30, 2000            1,850,000
     December 31, 2000             1,850,000
     February 1, 2001             13,900,000"

          2.3 AMENDMENT OF SECTION 2.3(b) OF THE CREDIT AGREEMENT. Section 2.3(b) of the Credit Agreement is hereby amended by deleting such Section 2.3(b) in its entirety and by substituting in lieu thereof the following:

          "(b) The Tranche B Term Loan of each Tranche B Lender shall mature in 17 consecutive quarterly installments, commencing on March 31, 1998, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:

     Installment                   Principal Amount
     -----------                   ----------------
     March 31, 1998                $100,000
     June 30, 1998                  100,000
     September 30, 1998             100,000
     December 31, 1998              100,000
     March 31, 1999                 100,000
     June 30, 1999                  100,000

     September 30, 1999            100,000
     December 31, 1999             100,000
     March 31, 2000                100,000
     June 30, 2000                 100,000
     September 30, 2000            100,000
     December 31, 2000             100,000
     March 31, 2001                100,000
     June 30, 2001                 100,000
     September 30, 2001            100,000
     December 31, 2001             100,000
     February 1, 2002           12,650,000"

          2.4 AMENDMENT OF SECTION 2.7 (a) OF THE CREDIT AGREEMENT. Section 2.7(a) of the Credit Agreement is hereby amended by deleting the reference to the figure ".375%" therein and by replacing it with the figure ".50%."

          2.5 AMENDMENT TO SECTION 7.1 OF THE CREDIT AGREEMENT. Section 7.1 of the Credit Agreement is hereby amended by deleting such Section 7.1 in its entirety and by substituting in lieu thereof the following:
          "7.1 FINANCIAL CONDITION COVENANTS.

          (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                  Consolidated
        Fiscal Quarter            Leverage Ratio
        --------------            --------------
          FYE 1997                 5.50 to 1.00
          FQE 1 1998               5.50 to 1.00
          FQE 2 1998               5.50 to 1.00
          FQE 3 1998               5.50 to 1.00
          FYE 1998                 5.50 to 1.00
          FQE 1 1999               6.00 to 1.00
          FQE 2 1999               6.40 to 1.00
          FQE 3 1999               6.00 to 1.00
          FYE 1999                 5.25 to 1.00
          FQE 1 2000               5.25 to 1.00
          FQE 2 2000               5.25 to 1.00
          FQE 3 2000               5.25 to 1.00
          FYE 2000                 4.75 to 1.00
          FQE 1 2001               4.75 to 1.00
          FQE 2 2001               4.75 to 1.00
          FQE 3 2001               4.75 to 1.00
          Thereafter               3.75 to 1.00

          ; PROVIDED, that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending FYE 1997, FQE 1 1998 and FQE 2 1998, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for such fiscal quarter (and, in the case of the latter two such determinations, each previous fiscal quarter commencing after the Closing Date) MULTIPLIED BY 4, 2 and 4/3, respectively.

          (b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                Consolidated Interest
         Fiscal Quarter            Coverage Ratio
         --------------            --------------
          FYE 1997                 1.75 to 1.00
          FQE 1 1998               1.50 to 1.00
          FQE 2 1998               1.70 to 1.00
          FQE 3 1998               1.90 to 1.00
          FYE 1998                 1.80 to 1.00
          FQE 1 1999               1.65 to 1.00
          FQE 2 1999               1.55 to 1.00
          FQE 3 1999               1.75 to 1.00
          FYE 1999                 1.90 to 1.00
          FQE 1 2000               1.90 to 1.00
          FQE 2 2000               1.90 to 1.00
          FQE 3 2000               1.90 to 1.00
          FYE 2000                 2.00 to 1.00
          FQE 1 2001               2.00 to 1.00
          FQE 2 2001               2.00 to 1.00
          FQE 3 2001               2.00 to 1.00
          Thereafter               2.50 to 1.00

          (c) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                   Consolidated Fixed
          Fiscal Quarter         Charge Coverage Ratio
          --------------         ---------------------
          FQE 3 1998               1.45 to 1.00
          FYE 1998                 1.25 to 1.00
          FQE 1 1999               1.05 to 1.00
          FQE 2 1999               0.85 to 1.00
          FQE 3 1999               1.00 to 1.00
          FYE 1999                 1.05 to 1.00
          FQE 1 2000               1.05 to 1.00
          FQE 2 2000               1.05 to 1.00
          FQE 3 2000               1.05 to 1.00
          FYE 2000                 1.10 to 1.00
          FQE 1 2001               1.10 to 1.00
          FQE 2 2001               1.10 to 1.00
          FQE 3 2001               1.10 to 1.00
          Thereafter               1.15 to 1.00"

          2.6 AMENDMENT TO SECTION 7.2(i) OF THE CREDIT AGREEMENT. Section 7.2(i) of the Credit Agreement is hereby amended by deleting each reference to the figure "$10,000,000" therein and by replacing it with the figure "$3,000,000" in each instance.

          2.7 AMENDMENT OF ANNEX A. Annex A is hereby amended by deleting such Annex A in its entirety and substituting in lieu thereof the following:

            "PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS AND
                                 TRANCHE A TERM LOANS

       Consolidated Leverage Ratio        Applicable Margin  Applicable Margin
                                            for Eurodollar     for Base Rate
                                                Loans              Loans
--------------------------------------------------------------------------------
 Greater than or equal to 5.00 to 1.00          3.25%              2.25%
--------------------------------------------------------------------------------
 Less than 5.00 to 1.00 but greater than        3.00%              2.00%
 or equal to 4.25 to 1.00
--------------------------------------------------------------------------------
 Less than 4.25 to 1.00 but greater than        2.75%              1.75%
 or equal to 3.50 to 1.00
--------------------------------------------------------------------------------
 Less than 3.50 to 1.00 but greater than        2.50%              1.50%
 or equal to 3.00 to 1.00
--------------------------------------------------------------------------------
 Less than 3.00 to 1.00 but greater than        2.25%              1.25%
 or equal to 2.50 to 1.00
--------------------------------------------------------------------------------
 Less than 2.50 to 1.00                         2.00%              1.00%
--------------------------------------------------------------------------------


                     PRICING GRID FOR TRANCHE B TERM LOANS


       Consolidated Leverage Ratio        Applicable Margin  Applicable Margin
                                            for Eurodollar     for Base Rate
                                                Loans              Loans
--------------------------------------------------------------------------------
 Greater than or equal to 5.00 to 1.00          3.50%              2.50%
--------------------------------------------------------------------------------
 Less than 5.00 to 1.00                         3.25%              2.25%
--------------------------------------------------------------------------------


Changes in the Applicable Margin with respect to Revolving Credit Loans, Tranche A Term Loans and Tranche B Term Loans resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "ADJUSTMENT DATE") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. In addition, effective on and as of each Adjustment Date, the Applicable Margin with respect to Revolving Credit Loans, Tranche A Term Loans and Tranche B Terms Loans, at all levels within the Pricing Grid, shall increase by 0.125%; PROVIDED that, such increases in the Applicable Margin shall not exceed 0.50% from the levels in effect prior to the Fifth Amendment Effective Date. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.00 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 5.00 to 1.00. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements."


          SECTION 3.  AMENDMENT OF DISCLOSURE LETTER.

          3.1 SCHEDULE 1.1A. Schedule 1.1A to the Disclosure Letter is hereby amended by deleting the existing Schedule 1.1A in its entirety and by substituting in lieu thereof the Schedule 1.1A attached hereto as Exhibit A.


          SECTION 4.  MISCELLANEOUS.

          4.1 EFFECTIVENESS. This Amendment shall become effective as of the date hereof when (i) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the

Borrower, the Required Lenders and the Administrative Agent and (ii) each Lender party to this Amendment shall have received (x) an amendment fee equal to 0.375% of the total Commitment of such Lender if approval from such Lender is received on or prior to April 2, 1999 or (y) an amendment fee equal to 0.1875% of the total Commitment of such Lender if approval from such Lender is received on or prior to April 9, 1999.

          4.2 REPRESENTATIONS AND WARRANTIES. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement; PROVIDED that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment and (ii) confirms that no Default or Event of Default shall have occurred and be continuing.

          4.3 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          4.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4.6 EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

          4.7 SUCCESS FEE. The Borrower agrees that upon either the execution of any amendment to the Credit Agreement or the termination of the Credit Agreement in connection with its consummation of any transaction of the type currently prohibited by Sections 7.4 and 7.5 of the Credit Agreement, the Borrower will pay to the Administrative Agent, for the benefit of each Lender, a fee equal to 0.75% of the total Commitments as of such date.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


               AXIOHM TRANSACTION SOLUTIONS, INC.


               By:
               Title:



               UNION BANK OF CALIFORNIA, N.A., as
                Administrative Agent and as a Lender


               By:
               Title:



               LEHMAN COMMERCIAL PAPER INC., as
                 Syndication Agent and as a Lender


               By:
               Title:

               SOUTHERN PACIFIC BANK


               By:
               Title:



               BHF-BANK AKTIENGESELLSCHAFT


               By:
               Title:


               By:
               Title:



               BSB BANK & TRUST COMPANY


               By:
               Title:



               IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION


               By:
               Title:



               MELLON BANK, N.A.


               By:
               Title:

               SOCIETE GENERALE


               By:
               Title:



               BANQUE NATIONALE DE PARIS


               By:
               Title:



               BALANCED HIGH-YIELD FUND I LTD.

               By:  BHF-Bank Aktiengesellschaft, acting through
                      its New York Branch, as attorney-in-fact


               By:
               Title:


               By:
               Title:



               CANADIAN IMPERIAL BANK OF COMMERCE


               By:
               Title